Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 2000
          GEM Trust 99-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %               7.615087
                                                       ----------------------
     Weighted average maturity                                        343.29
                                                       ----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
          Principal Per      Prepayments Per  Interest Per
   Class   Certificate         Certificate     Certificate  Payout Rate
   -----   -----------         -----------     -----------  -----------
     P    $   1.03643675     $   0.02295248  $0.00000000   %   0.00000000
     IA1  $   6.61120383     $   5.80083354  $4.58277463   %   6.62499998
     IA2  $   0.00000000     $   0.00000000  $5.83333684   %   7.00000421
     IA3  $   0.00000000     $   0.00000000  $5.52083333   %   6.62500000
     IA4  $   0.00000000     $   0.00000000  $5.52083206   %   6.62499847
     IA5  $   8.90331451     $   7.81198780  $4.25754295   %   6.62500015
     IA6  $   0.00000000     $   0.00000000  $5.52083322   %   6.62499986
     IA7  $   0.00000000     $   0.00000000  $5.62500306   %   6.75000367
     IA8  $   0.00000000     $   0.00000000  $5.51875122   %   6.62250147
     IA9  $   0.00000000     $   0.00000000  $4.37607072   %   5.25128487
     IA10 $   0.00000000     $   0.00000000  $8.33337179   %  10.00004614
     IIA1 $  10.04991144     $   9.29367861  $5.21956792   %   7.00000002
     IIA2 $  10.04991153     $   9.29367824  $0.00000000   %   0.00000000
     AR   $   0.00000000     $   0.00000000  $0.00000000   %   0.00000000
     X    $   0.00000000     $   0.00000000  $4.62632498   %   6.62499998
     M    $   0.82596905     $   0.82596905  $5.48172998   %   6.62500027
     B1   $   0.82596879     $   0.82596879  $5.48172921   %   6.62499935
     B2   $   0.82596819     $   0.82596819  $5.48173032   %   6.62500068
     B3   $   0.82596819     $   0.82596819  $5.48172802   %   6.62499791
     B4   $   0.82596755     $   0.82596755  $5.48173347   %   6.62500448
     B5   $   0.82596812     $   0.82596812  $5.48173113   %   6.62500160

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                       Accrual Amount
  Class
     N/A               $      N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                                 $    72,530.24
                                                                      ----------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:            $344,562,429.75
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:              1,746
                                                                 --------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
P    $              224,316.03  $      224,081.13  $           989.08  23321P3M8
IA1  $          103,539,416.46  $  102,714,780.26  $           823.48  23321P2Z0
IA2  $              950,000.00  $      950,000.00  $         1,000.00  23321P3A4
IA3  $           19,800,000.00  $   19,800,000.00  $         1,000.00  23321P3B2
IA4  $            1,310,000.00  $    1,310,000.00  $         1,000.00  23321P3C0
IA5  $           24,494,743.58  $   24,211,949.56  $           762.27  23321P3D8
IA6  $           11,012,220.00  $   11,012,220.00  $         1,000.00  23321P3E6
IA7  $              817,500.00  $      817,500.00  $         1,000.00  23321P3F3
IA8  $            2,889,545.00  $    2,889,545.00  $         1,000.00  23321P3G1
IA9  $              647,926.00  $      647,926.00  $         1,000.00  23321P3H9
IA10 $              130,029.00  $      130,029.00  $         1,000.00  23321P3J5
IIA1 $          149,664,676.65  $  147,983,691.85  $           884.73  23321P3K2
IIA2 $            8,471,585.08  $    8,376,435.00  $           884.73  23321P3L0
AR   $                    0.00  $            0.00  $             0.00  23321P3P1
X    $           38,792,288.74  $   38,322,256.61  $           827.82  23321P3N6
M    $            8,817,686.58  $    8,810,351.49  $           992.09  23321P3Q9
B1   $            5,094,662.54  $    5,090,424.49  $           992.09  23321P3R7
B2   $            4,310,868.69  $    4,307,282.64  $           992.09  23321P3S5
B3   $            2,155,434.34  $    2,153,641.32  $           992.09  23321P3T3
B4   $            1,175,691.28  $    1,174,713.27  $           992.09  23321P3U0
B5   $            1,959,488.13  $    1,957,858.11  $           992.09  23321P3V8

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number              9        Principal Balance     $  1,674,163.07
                                 --------                          -------------
        2.   60-89 days
             Number              2        Principal Balance     $    331,199.91
                                 --------                          -------------
        3.   90 days or more
             Number              1        Principal Balance     $    309,966.15
                                 --------                          -------------
        4.   In Foreclosure
             Number              2        Principal Balance     $    518,875.80
                                 --------                          -------------
        5.   Real Estate Owned
             Number              0        Principal Balance     $          0.00
                                 --------                          -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                       Certificate Interest
                  Class                       Rates
                   IA8             %              6.62250147
                   IA9             %              5.25128487
                  IA10             %             10.00004614

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $   4,152,644.00
                                                                 --------------

        2.    Bankruptcy Loss Amount:                         $     135,125.00
                                                                 --------------

        3.    Fraud Loss Amount:                              $   7,893,855.00
                                                                 --------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------

G.
                                           Rounding Amount
            Opening      Reimbursement       (Withdrawl)        Closing
Class       Balance          Amount                             Balance
-----       -------          ------        ---------------      -------
IA2      $     999.99  $          0.00  $          0.00   $        999.99